SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number- (360) 734-9900

Date of fiscal year end: May 31, 2009
Date of reporting period: May 31, 2009

1. Report to Shareowners

Amana Mutual Funds Trust

Annual Report May 31, 2009

1300 North State Street
Bellingham, WA 98225
www.amanafunds.com
888 / 73-AMANA

Performance Summary (as of June 30, 2009):

Average Annual Returns (before any taxes paid by shareowners)
	1 year	3 years	5 years	10 years	Expense Ratio¹
Amana Income Fund	-16.99%	0.13%	7.99%	4.15%	1.33%
Amana Growth Fund	-18.75%	-1.19%	6.92%	5.54%	1.31%

Morningstar™ Ratings²	Overall	1 year	3 years	5 years	10 years
Amana Income Fund — "Large Value" category
Morningstar Rating™	*****	n/a	*****	*****	*****
% Rank in category	n/a	3	1	1	2
Funds in category	1,154	1,358	1,154	951	452
Amana Growth Fund — "Large Growth" category
Morningstar Rating™	*****	n/a	*****	*****	*****
% Rank in category	n/a	7	3	1	2
Funds in category	1,565	1,839	1,565	1,294	663

Lipper Quintile Rankings³	1 year	3 years	5 years	10 years
Amana Income Fund — "Equity Income" category
Quintile Rank	1st	1st	1st	1st
Absolute Rank / Funds in category	23/294	4/234	1/186	6/104
Amana Growth Fund — "Multi-Cap Growth" category
Quintile Rank	1st	1st	1st	1st
Absolute Rank / Funds in category	29/458	18/365	1/306	6/150

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end can be obtained by calling toll-free 888-73/AMANA or visiting www.amanafunds.com. Total returns are historical and include change in share value and reinvestment of dividends and capital gains, if any, and do not include the potential deduction of a 2% redemption fee on shares held less than 30 days (90 calendar days beginning Oct. 1, 2009). Share price, yield, and return will vary, and you may have a gain or loss when you sell your shares. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may increase risk.

Please consider an investment's objective, risks, charges and expenses carefully before investing. To obtain a free prospectus that contains this and other important information on the Amana Funds, please call toll-free 888-73/AMANA or visit www.amanafunds.com. Please read the prospectus carefully before investing.

¹ By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus which is dated Aug. 21, 2008, incorporates results for the fiscal year ending May 31, 2008, and differs from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, the performance in this table represents the most recent calendar quarter-end performance rather than performance through the Funds' most recent fiscal period. Average annual total returns include changes in principal value, reinvested dividends and capital gain distributions, if any.

² Source: Morningstar June 30, 2009. Morningstar, Inc. is an independent fund performance monitor. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics.

Morningstar calculates total return by taking the change in a fund's NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return, Morningstar Risk-Adjusted Ratings, and the load-adjusted returns do incorporate those fees.) Total returns do account for management, administrative, and 12b-1 fees and other costs automatically deducted from fund assets.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

³ Source: Lipper Inc., A Reuters Company, June 30, 2009. Lipper Inc. is a nationally recognized organization that ranks performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are based on past performance with capital gains and dividends reinvested.

Fellow Shareowners:

Slammed by a worldwide financial crisis, the past year was excruciatingly painful for stock market investors. For Amana's fiscal year ended May 31, 2009, Amana Income declined 22.01% and Amana Growth declined 23.63%. It was worse for the general market: the S&P 500 Index dropped 32.57% and the Dow Jones Islamic Index shrank by 30.19%.

The Amana funds follow Islamic principles, which preclude investments in the weak banking and financial sectors. We favor companies with low debt levels and strong balance sheets, which generally do better in distressed times. Our results were also aided by large cash positions, derived primarily from new investor purchases. The cash provided a welcome fortification against the indiscriminate market depreciation that occurred from October to March. With the market stabilized in recent months, our cash provided us with the means of cautiously increasing our holdings of many attractively-priced securities.

Top Long-Term Results
As experienced investors, we know that a short interval's gains or losses indicate much less than those over a lengthier span of time. That's why the recognition that Amana continues to receive for superlative long-term performance is so important to our shareowners.

At June 30, 2009 Amana's two funds continued their performances at the very top of their respective Lipper mutual fund categories. By a substantial margin, Amana Income Fund is the number one fund (out of 186 similar funds) in Lipper's Equity-Income category for 5-year performance. Amana Growth Fund also outperformed all its peers, finishing first (out of 306 funds) in the Multi-Cap Growth category for 5-year performance.

On another metric, both Amana Income Fund and Amana Growth Fund received Morningstar's top "five star" ratings every month during the year. Please refer to the preceding page and following page for Amana's June 30 and May 31 longer-term performance data, respectively. Note that both funds usually ranked in the top 1% of all funds in their categories.

Failaka Advisors, at its 4th Annual worldwide Islamic Fund Awards event held on March 25, 2009 in Kuala Lumpur, Malaysia, recognized the Islamic funds with the best performance or the most noteworthy achievements of the past year. Amana Income Fund was named the Best U.S. Equity Fund three times: for one year, three year, and five year performance.

Going Forward
The economy is in deep recession: unemployment continues rising, housing prices are forecast to weaken further, consumption is down, and manufacturing is contracting. Throwing caution to the wind, governments worldwide are printing money to stave off financial firm defaults and stimulate spending. It is taking longer than most expected, but liquidity concerns are easing and credit is becoming available. Meanwhile, two of the big three U.S. automakers declared bankruptcy and are being handed over by the government to the very unions that brought them down. Much of the stimulus money has gone to support state and local government, but it is not enough. Failing to downsize, municipal governments now want even more. Housing and construction, the engines that normally drive the economy up from recessions, are not yet helping. In short, there are a lot of difficult financial issues to be dealt with.

Amana has over $1.7 billion in assets, up 39% for the fiscal year.

Even though more normal economic conditions are at least a year off, as usual the stock market is leading the recovery. Emerging markets such as China and India, which did not employ the financial leveraging found in Europe and North America, have rebounded the most. More than ever, we remain committed to our Islamic screens, which establish an effective set of investment principles. While we still hold more cash than normal to defend against volatility, we will continue to invest in the solid companies we expect to successfully navigate beyond these trying times.

Mutual funds, having virtues of liquidity, transparency, and accountability, remain an attractive investment vehicle. For the previous fiscal year ended in May 2008, Amana's assets jumped 67%. In the much worse markets of this last year, assets grew another 39%. Saturna Capital staff works from the Bellingham, Chicago, Reno, and Los Angeles areas to better serve you. Our board members reside in seven states or provinces across North America. For more information, please visit www.amanafunds.com or call 1-888/73-AMANA.

Respectfully,

(graphic omitted)
Nicholas Kaiser,
President & Portfolio Manager

(graphic omitted)
Talat Othman,
Independent Board Chairman

Performance Summary (as of May 31, 2009):

As of May 31, 2009, the U.S. mutual fund rating service, Morningstar™, honored Amana by awarding both Funds their highest rating: ***** Overall. The strong performance history of both Funds is also illustrated in their high "% Rank in category" standings. Here are the details¹:

Morningstar™ Ratings	Overall	1 year	3 years	5 years	10 years
Amana Income Fund — "Large Value" category
Morningstar Rating™	*****	n/a	*****	*****	*****
% Rank in category	n/a	1	1	1	2
Funds in category	1,152	1,368	1,152	940	451
Amana Growth Fund — "Large Growth" category
Morningstar Rating™	*****	n/a	*****	*****	*****
% Rank in category	n/a	2	3	1	2
Funds in category	1,562	1,836	1,562	1,298	660

Amana also garnered high marks with Lipper Inc. (A Thomson Reuters Company)²:

Lipper Quintile Rankings	1 year	3 years	5 years	10 years
Amana Income Fund — "Equity Income" category
Quintile Rank	1st	1st	1st	1st
Absolute Rank / Funds in category	12/295	2/233	1/182	6/103
Amana Growth Fund — "Multi-Cap Growth" category
Quintile Rank	1st	1st	1st	1st
Absolute Rank / Funds in category	15/446	16/349	1/291	6/133

Performance data quoted above represents past performance and is no guarantee of future results.

¹ Source: Morningstar May 31, 2009. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return™ measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a fund is derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating™ metrics.

Morningstar calculates total return by taking the change in a fund's NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return™, Morningstar Risk-Adjusted Ratings™, and the load-adjusted returns do incorporate those fees.) Total returns do account for management, administrative, and 12b-1 fees and other costs automatically deducted from fund assets.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

² Source: Lipper Inc., A Thomson Reuters Company, May 31, 2009. Lipper Inc. Is a nationally recognized organization that ranks performance of mutual funds within a universe of funds that have similar investment objectives. Quintile Rankings are based on past performance with capital gains and dividends reinvested.

4   |   Annual Report     May 31, 2009

Discussion of Fund Performance

The performance of each Fund is determined by its investments as well as general market conditions. Islamic restrictions impact the types of investments available to the Funds, as do the objectives of capital preservation and current income (Amana Income) and long-term capital growth (Amana Growth). The Funds do not receive interest on cash balances. Neither do the Funds invest in businesses that have material earnings from interest (such as financial institutions) or other prohibited activities. The avoidance of investments in financial service and high-debt companies significantly benefited the Funds during the major credit and banking crisis that crescendoed after the failure of Lehman Brothers on September 12, 2008. Our investment results also benefited from maintenance of abnormally high levels of cash in the portfolios at times during the year. We seek companies with good environmental, social and governance policies as they can provide solid long-term investor returns.

Amana Income Fund

For the year ended May 31, 2009, Amana Income Fund's total return was -22.01% (versus 3.61% the year before). Income dividends of 28¢ per share and capital gain distributions of 1¢ per share were paid during the year. Individual U.S. federal income taxes on these dividends during 2009 are at the lowest levels in decades, a support for the stock market likely to diminish in future years. Investors nationwide, pleased with the excellent results in deteriorating markets, purchased $521 million in new shares, and after paying out $210 million of redemptions, net Fund assets grew to $691 million.

During the year, the Fund reduced its traditional overweighting in basic and cyclical industries. Medical issues (Pfizer, Johnson & Johnson, Abbott Labs) held up reasonably well during the declines. Our favorite energy (ConocoPhilips, Arch Coal, EnCana) and resource issues (BHP, Rio Tinto, Freeport-McMoRan) underperformed. Speciality chemical issues (Air Products and Chemicals, Praxair) did not falter as much as might have been expected. We increased holdings in food production (Kellog, General Mills, PepsiCo), a defensive industry that holds up in recessions. Our transportation companies (Burlington Northern, Canadian rails) declined less as they are efficient in times of high fuel costs. FPL, a large producer of electricity from renewable sources, remains a favorite in the utility industry. Telecommunication companies (Chunghwa Telecom, AT&T) continue to benefit from world interdependence and changing technologies. The Fund only buys equity securities paying dividends, primarily of larger and more established companies. The market's collapse has substantially reduced the companies from which we can select for the portfolio. The recession has also made stock selection more difficult, as our traditional focus on companies with solid earnings gets harder when profits are evaporating.

Amana Growth Fund

The Amana Growth Fund's total return was -23.63% (vs. 2.91% the year before). By policy, the Fund seeks to avoid paying income dividends. Drawn by the relatively good performance in a terrible market year, investors purchased $710 million in new shares, and after paying out $250 million of redemptions, net Fund assets grew 38% to $1,047 million.

Lipper Fund Awards 2009 United States (graphic omitted) Amana Growth: Best Fund For the 3 and 5-year periods ended 12/31/2008 among 392 and 326 Multi-Cap Growth Funds, respectively.

Amana Growth Fund received two important first-place Lipper Awards in March 2009. Chosen from 392 funds in the Multi-Cap Growth Funds category over three years through December 31, 2008, Amana Growth also placed first in the five year time period for the same Lipper category among 326 funds.

Amana Growth's portfolio is weighted towards technology. Medical companies, where R&D is a big part of the business, are our largest industry and performed reasonably well as the recession deepened. Our second largest industry: computer companies (especially Apple, but also IBM, Hewlett-Packard, Cree, and Intel) also outperformed in the declining market. Potash Corp. of Saskatchewan, fueled by the world's biofuel frenzy, suffered but is still one of the largest single issues in the portfolio. We increased purchases in retailing (CVS/Caremark, Best Buy, Amazon.com) and for the first time found value in Google. Computer software (Oracle, Adobe Systems) positions were increased; after a research trip to India, we added Infosys ADS to the portfolio. Our quality positions in electronics (Qualcomm, Trimble Navigation) maintained their value.

The U.S. economy is reeling in a deep recession, trying to work off the bad effects of years of excessive credit and borrowings. The banking system had to be saved by government intervention, and is not anxious to lend. The U.S. dollar is being questioned as the reserve currency. Spikes in the price of oil and gold are really panics against the dollar. In a permanent shift, economic activity is moving from the Western countries for opportunities in the developing world.

Annual Report     May 31, 2009   |   5

Amana Income Fund: Performance Summary

Average Annual Returns as of May 31, 2009

	1 year	5 years	10 years	Expense Ratio¹
Amana Income Fund	-22.01%	8.54%	4.46%	1.33%
S&P 500 Index	-32.64%	-1.90%	-1.71%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other operational costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 1999 to a similar amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in the Fund would have risen to $15,476 versus $7,219 in the Index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 30 calendar days.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus which is dated Aug. 21, 2008, incorporates results for the 2008 fiscal year, and differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top Ten Holdings		Industry Allocation
Issue	% of Fund Assets	Industry weightings are shown as a percentage of net assets.
ConocoPhillips	2.0%
Procter & Gamble	1.9%
Colgate-Palmolive	1.9%
Air Products & Chemicals	1.9%
Pfizer	1.9%
Arch Coal	1.7%
McGraw-Hill	1.7%
Parker Hannifin	1.7%
Johnson & Johnson	1.7%
Total ADS	1.7%

6   |   Annual Report     May 31, 2009

Amana Income Fund: Schedule of Investments

Common Stocks	Number of Shares	Tax Cost	Market Value	Percentage of Assets
Aerospace
United Technologies	200,000	$10,901,612	$10,522,000	1.5%

Automotive
Genuine Parts	250,000	9,977,250	8,370,000	1.2%

Building
Plum Creek Timber	50,000	1,595,865	1,732,500	0.2%

Chemicals
Air Products & Chemicals	200,000	12,731,809	12,956,000	1.9%
BASF ADS	140,000	5,118,606	5,901,280	0.8%
DuPont	240,000	8,986,091	6,832,800	1.0%
Methanex	300,000	5,849,587	3,594,000	0.5%
Praxair	120,000	8,128,609	8,784,000	1.3%
RPM International	180,000	3,642,493	2,757,600	0.4%
		44,457,195	40,825,680	5.9%

Computer Hardware
Intel	550,000	8,252,175	8,646,000	1.2%
Microchip Technology	350,000	8,773,279	7,549,500	1.1%
Taiwan Semiconductor ADS	570,019	5,434,439	6,236,008	0.9%
		22,459,893	22,431,508	3.2%

Computer Software
Microsoft	500,000	10,347,880	10,445,000	1.5%

Cosmetics & Toiletries
Procter & Gamble	260,000	14,825,312	13,504,400	1.9%

Diversified Operations
Carlisle Companies	300,000	7,933,131	6,861,000	1.0%
Honeywell International	225,000	9,325,777	7,461,000	1.1%
PPG Industries	100,000	4,319,270	4,447,000	0.6%
3M	200,000	13,704,248	11,420,000	1.7%
Tomkins ADS	100,000	2,154,500	918,000	0.1%
		37,436,926	31,107,000	4.5%

Energy
Arch Coal	650,000	10,358,926	12,044,500	1.7%
BP ADS	220,000	11,155,318	10,890,000	1.6%
ConocoPhillips	300,000	15,273,173	13,752,000	2.0%
EnCana	200,000	8,989,802	11,086,000	1.6%
Exxon Mobil	160,000	10,586,032	11,096,000	1.6%
Total ADS	200,000	10,596,397	11,530,000	1.7%
		66,959,648	70,398,500	10.2%

Financial
Dun & Bradstreet	100,000	8,013,418	8,179,000	1.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Annual Report     May 31, 2009   |  7

Amana Income Fund: Schedule of Investments

Common Stocks	Number of Shares	Tax Cost	Market Value	Percentage of Assets
Food Production
Archer Daniels Midland	80,000	$3,472,696	$2,201,600	0.3%
General Mills	150,000	8,738,297	7,677,000	1.1%
J.M. Smucker	120,000	5,971,679	4,831,200	0.7%
Kellogg	220,000	10,516,894	9,515,000	1.4%
PepsiCo	150,000	9,649,895	7,807,500	1.1%
Unilever ADS	252,081	6,570,755	5,949,112	0.9%
		44,920,216	37,981,412	5.5%

Industrial Automation/Robotics
Rockwell Automation	250,000	10,641,482	7,672,500	1.1%

Instruments — Control
Parker Hannifin	275,000	12,527,667	11,621,500	1.7%

Machinery
Emerson Electric	180,000	8,270,688	5,776,200	0.8%

Medical
Abbott Laboratories	250,000	12,165,979	11,265,000	1.6%
AstraZeneca ADS	190,000	8,338,189	7,926,800	1.1%
Becton, Dickinson & Co.	50,000	3,115,050	3,384,000	0.5%
Bristol-Myers Squibb	400,000	7,656,640	7,968,000	1.1%
Eli Lilly	300,000	13,170,142	10,371,000	1.5%
GlaxoSmithKline ADS	242,007	9,114,910	8,158,056	1.2%
Johnson & Johnson	210,000	12,839,212	11,583,600	1.7%
Medtronic	100,000	2,559,620	3,435,000	0.5%
Novartis ADR	200,000	9,360,150	8,004,000	1.2%
Pfizer	850,000	15,700,310	12,911,500	1.9%
Wyeth	250,000	10,552,786	11,215,000	1.6%
		104,572,988	96,221,956	13.9%

Metal Ores
Alcoa	500,000	9,666,921	4,610,000	0.7%
BHP Billiton ADS	200,000	8,500,672	11,248,000	1.6%
Freeport-McMoran Copper & Gold Class B	100,000	5,547,791	5,443,000	0.8%
Rio Tinto ADS	50,000	5,942,999	9,072,000	1.3%
		29,658,383	30,373,000	4.4%

Office Material
Avery Dennison	60,000	3,666,463	1,653,600	0.2%

Paper & Paper Products
Kimberly-Clark	130,000	8,682,051	6,745,700	1.0%

Publishing
McGraw-Hill	400,000	12,120,062	12,036,000	1.7%
Pearson ADS	300,000	4,106,896	3,213,000	0.5%
		16,226,958	15,249,000	2.2%

Shoes & Related Apparel
Nike Class B	200,000	11,480,038	11,410,000	1.7%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

8   |   Annual Report     May 31, 2009

Amana Income Fund: Schedule of Investments

Common Stocks	Number of Shares	Tax Cost	Market Value	Percentage of Assets
Soap & Cleaning Preparants
Colgate-Palmolive	200,000	$13,321,051	$13,190,000	1.9%

Steel
Nucor	140,000	6,408,414	6,147,400	0.9%
Tenaris ADR	110,000	3,439,736	3,362,700	0.5%
United States Steel	250,000	9,928,676	8,520,000	1.2%
		19,776,826	18,030,100	2.6%

Telecommunications
AT&T	300,000	10,106,726	7,437,000	1.1%
Chunghwa Telecom ADR	469,150	8,976,390	8,918,541	1.3%
SK Telecom ADR	200,000	3,548,270	3,146,000	0.5%
Telus	100,000	4,478,065	2,842,000	0.4%
Vodafone Group ADS	250,000	6,685,242	4,705,000	0.7%
		33,794,693	27,048,541	4.0%

Tools
Black & Decker	43,000	3,746,684	1,379,010	0.2%
Illinois Tool Works	200,000	8,553,718	6,458,000	0.9%
Regal-Beloit	100,000	4,068,804	3,951,000	0.6%
		16,369,206	11,788,010	1.7%

Transportation
Burlington Northern Santa Fe	100,000	7,136,135	7,244,000	1.0%
Canadian National Railway	200,000	8,506,646	8,692,000	1.3%
Canadian Pacific Railway	90,000	4,930,334	3,684,600	0.5%
United Parcel Service Class B	200,000	13,006,737	10,228,000	1.5%
		33,579,852	29,848,600	4.3%

Utilities
E. ON ADS	150,000	5,949,543	5,327,040	0.8%
Energen	160,000	5,594,338	5,955,200	0.9%
FPL Group	150,000	8,001,732	8,479,500	1.2%
National Fuel Gas	130,000	5,585,953	4,364,100	0.6%
Piedmont Natural Gas Company	60,000	1,117,404	1,359,600	0.2%
Sempra Energy	40,000	1,451,126	1,827,200	0.3%
Telstra ADR	100,000	1,761,032	1,244,700	0.2%
		29,461,128	28,557,340	4.2%

Total investments		$623,924,689	570,683,047	82.5%
Other assets (net of liabilities)			120,728,983	17.5%
Total net assets			$691,412,030	100.0%
ADS: American Depositary Share ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report     May 31, 2009   |  9

Amana Income Fund

Statement of Assets and Liabilities
As of May 31, 2009

Assets
Investments in securities, at value (Cost $623,924,689)	$570,683,047
Cash	117,514,578
Dividends/income receivable	2,701,084
Receivable for Fund shares sold	2,385,558
Insurance reserve premium	2,529
Total assets		693,286,796
Liabilities
Payable for Fund shares redeemed	972,252
Payable to affiliates	667,820
Distributions payable	167,781
Accrued expenses	66,913
Total liabilities		1,874,766
Net Assets		$691,412,030

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$754,825,409
Undistributed net investment income	419,833
Accumulated net realized loss	(10,591,570)
Unrealized net depreciation on investments	(53,241,642)
Net assets applicable to Fund shares outstanding		$691,412,030

Fund shares outstanding		28,483,853

Net asset value, offering and redemption price per share		$24.27

Statement of Operations
Year ended May 31, 2009

Investment income
Dividends/Income (net of foreign taxes of $422,443)	$14,314,069
Miscellaneous income	569
Gross investment income		14,314,638
Expenses
Investment adviser and administration fees	4,972,757
Distribution fees	1,317,776
Shareowner servicing	331,673
Printing and postage	160,157
Professional fees	56,067
Trustee fees	54,106
Filing and registration fees	35,720
Custodian fees	33,543
Other expenses	23,096
Chief Compliance Officer expenses	19,199
Total gross expenses	7,004,094
Less custodian fees credits	(33,543)
Net expenses		6,970,551
Net investment income		$7,344,087

Net realized gain (loss) on investments
Proceeds from sales	$23,087,938
Less cost of securities sold (based on identified cost)	33,822,396
Net realized loss on investments sold	(10,734,458)
Long-term gain distribution on Real Estate Investment Trusts	142,888
Net realized loss on portfolio investments		(10,591,570)
Net change in unrealized appreciation (depreciation) on investments
End of year	(53,241,642)
Beginning of year	56,522,989
Net decrease in unrealized appreciation		(109,764,631)
Net loss on investments		(120,356,201)

Net decrease in net assets resulting from operations		$(113,012,114)

The accompanying notes are an integral part of these financial statements.

10   |   Annual Report     May 31, 2009

Amana Income Fund

Statements of Changes in Net Assets	Year ended May 31, 2009	Year ended May 31, 2008
Increase (decrease) in net assets from operations:
From operations
Net investment income	$7,344,087	$2,344,896
Net realized gain (loss) on investments	(10,591,570)	2,188,637
Net increase (decrease) in unrealized appreciation	(109,764,631)	11,630,545
Net increase (decrease) in net assets	(113,012,114)	16,164,078
Distributions to shareholders from
Net investment income	(7,200,088)	(2,408,828)
Capital gains distribution	(167,143)	(4,767,678)
Total distributions	(7,367,231)	(7,176,506)
Capital share transactions
Proceeds from sales of shares	520,518,828	327,138,981
Value of shares issued in reinvestment of dividends	7,082,948	7,048,022
Early redemption fees retained	132,767	45,155
Cost of shares redeemed	(209,859,555)	(83,064,445)
Net increase in net assets	317,874,988	251,167,713
Total increase (decrease) in net assets	197,495,643	260,155,285

Net assets
Beginning of year	493,916,387	233,761,102
End of year	$691,412,030	$493,916,387

Undistributed net investment income	$419,833	$275,837

Shares of the Fund sold and redeemed
Number of shares sold	21,441,009	10,665,246
Number of shares issued in reinvestment of dividends	295,478	226,750
Number of shares redeemed	(8,937,829)	(2,750,228)
Net increase in number of shares outstanding	12,798,658	8,141,768

Financial Highlights	For year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2009	2008	2007	2006	2005
Net asset value at beginning of year	$31.49	$30.99	$25.46	$21.42	$17.50
Income from investment operations
Net investment income	0.34¹	0.22¹	0.26¹	0.32¹	0.23¹
Net gains (losses) on securities (both realized and unrealized)	(7.28)	0.89	5.87	4.18	3.93
Total from investment operations	(6.94)	1.11	6.13	4.50	4.16
Less distributions
Dividends (from net investment income)	(0.28)	(0.18)	(0.20)	(0.29)	(0.24)
Distributions (from capital gains)	(0.01)	(0.43)	(0.41)	(0.17)	-
Total distributions	(0.29)	(0.61)	(0.61)	(0.46)	(0.24)
Paid-in capital from early redemption fees	0.01	0.00²	0.01	0.00²	0.00²

Net asset value at end of year	$24.27	$31.49	$30.99	$25.46	$21.42

Total Return	(22.01)%	3.61%	24.31%	21.17%	23.76%

Ratios / supplemental data
Net assets ($000), end of year	$691,412	$493,916	$233,761	$74,606	$40,842
Ratio of expenses to average net assets
Before custodian fee credits	1.33%	1.33%	1.38%	1.50%	1.61%
After custodian fee credits	1.32%	1.32%	1.37%	1.49%	1.60%
Ratio of net investment income after custodian fee credits to average net assets	1.39%	0.71%	0.95%	1.34%	1.26%
Portfolio turnover rate	6%	2%	14%	10%	9%
¹ Calculated using average shares outstanding	² Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

Annual Report     May 31, 2009   |  11

Amana Growth Fund: Performance Summary

Average Annual Returns as of May 31, 2009

	1 Year	5 Year	10 Year	Expense Ratio¹
Amana Growth Fund	-23.63%	7.74%	6.54%	1.31%
Russell 2000 Index	-31.87%	-1.14%	2.74%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other operational costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May. 31, 1999 to a similar amount invested in the Russell 2000 Index, a broad-based stock market index. The graph shows that an investment in the Fund would have risen to $18,834 versus $12,132 in the Index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 30 calendar days.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus which is dated Aug. 21, 2008, incorporates results for the 2008 fiscal year, and differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The primary objective of the Growth Fund is long-term capital growth consistent with Islamic principles.

Top Ten Holdings		Industry Allocation
Issue	% of Fund Assets	Industry weightings are shown as a percentage of net assets.
Apple	2.6%
Potash Corp. of Saskatchewan	2.2%
EnCana	1.9%
Novartis ADR	1.8%
Johnson & Johnson	1.7%
Genzyme	1.7%
Oracle	1.7%
Qualcomm	1.7%
China Mobile ADS	1.6%
Anglo American ADR	1.6%

12   |   Annual Report     May 31, 2009

Amana Growth: Schedule of Investments

Common Stocks	Number of Shares	Tax Cost	Market Value	Percentage of Assets
Aerospace
Crane	300,000	$10,212,899	$7,074,000	0.7%

Automotive
Genuine Parts	125,000	5,729,519	4,185,000	0.4%

Building
Fastenal	155,000	5,896,127	5,149,100	0.5%
Lowe's Companies	400,000	10,296,155	7,604,000	0.7%
Ritchie Bros Auctioneers	200,000	4,434,845	4,580,000	0.4%
		20,627,127	17,333,100	1.6%

Business Services
Convergys¹	751,033	11,868,043	6,947,055	0.7%
Gartner¹	150,000	2,608,745	2,302,500	0.2%
		14,476,788	9,249,555	0.9%

Chemicals
Potash Corp. of Saskatchewan	200,000	9,097,207	23,168,000	2.2%

Computer Hardware
Apple¹	200,000	12,024,718	27,162,000	2.6%
Cree¹	500,000	12,248,768	15,180,000	1.5%
Hewlett-Packard	500,000	17,705,048	17,175,000	1.6%
Intel	950,000	17,862,200	14,934,000	1.4%
International Business Machines	160,000	14,802,323	17,004,800	1.6%
SanDisk¹	135,000	6,409,748	2,114,100	0.2%
Seagate Technology	250,000	5,683,020	2,177,500	0.2%
Taiwan Semiconductor ADS	1,038,107	10,515,303	11,356,891	1.1%
Verigy¹	180,000	3,976,050	2,160,000	0.2%
Xilinx	500,000	11,418,610	10,370,000	1.0%
		112,645,788	119,634,291	11.4%

Computer Networking
Cisco Systems¹	900,000	18,510,550	16,650,000	1.6%

Computer Software
Adobe Systems¹	600,000	18,182,883	16,908,000	1.6%
Infosys ADS	250,000	6,809,790	8,640,000	0.8%
Intuit¹	400,000	10,681,008	10,888,000	1.0%
Oracle¹	900,000	17,828,110	17,631,000	1.7%
SAP ADS	150,000	5,880,480	6,502,500	0.6%
		59,382,271	60,569,500	5.7%

Electronics
Agilent Technologies¹	650,000	15,068,607	11,849,500	1.1%
EMCOR Group¹	400,000	7,480,930	8,988,000	0.9%
Qualcomm	400,000	14,148,836	17,436,000	1.7%
Trimble Navigation¹	700,000	15,812,644	13,426,000	1.3%
		52,511,017	51,699,500	5.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Annual Report     May 31, 2009   |  13

Amana Growth: Schedule of Investments

Common Stocks	Number of Shares	Tax Cost	Market Value	Percentage of Assets
Energy
BP ADS	105,000	$6,758,001	$5,197,500	0.5%
Consol Energy	350,000	11,639,295	14,406,000	1.4%
EnCana	350,000	15,120,767	19,400,500	1.9%
Noble	400,000	14,163,729	13,748,000	1.3%
Petro-Canada	80,000	4,328,356	3,562,400	0.3%
		52,010,148	56,314,400	5.4%

Food Production
Danone ADS	400,000	6,533,458	3,940,000	0.4%
Hansen Natural¹	325,000	10,751,021	11,921,000	1.1%
PepsiCo	300,000	17,758,677	15,615,000	1.5%
		35,043,156	31,476,000	3.0%

Internet Content
Akamai Technologies¹	650,000	14,306,390	14,475,500	1.4%

Medical
Amgen¹	300,000	16,720,161	14,982,000	1.4%
Dentsply International	450,000	13,759,772	13,167,000	1.3%
Eli Lilly	425,000	15,364,550	14,692,250	1.4%
Express Scripts¹	250,000	14,750,032	16,012,500	1.5%
Genzyme¹	300,000	17,685,157	17,742,000	1.7%
Humana¹	500,000	19,944,306	15,665,000	1.5%
IMS Health	300,000	7,039,452	3,612,000	0.4%
Johnson & Johnson	325,000	19,097,606	17,927,000	1.7%
Novartis ADR	475,000	20,329,088	19,009,500	1.8%
Novo Nordisk ADS	200,439	7,665,243	10,438,863	1.0%
Pharmaceutical Product Development	300,000	9,576,751	6,021,000	0.6%
Teva Pharmaceutical Industries ADS	100,352	4,225,823	4,652,319	0.4%
VCA Antech¹	450,000	14,147,572	10,921,500	1.0%
Wyeth	200,000	9,335,732	8,972,000	0.9%
Zimmer Holdings¹	225,000	14,203,045	10,032,750	1.0%
		203,844,290	183,847,682	17.6%

Metal Ores
Anglo American ADR	1,200,000	15,598,713	17,220,000	1.6%
Rio Tinto ADS	33,000	5,627,595	5,987,520	0.6%
Teck Cominco	200,000	1,476,300	3,166,000	0.3%
		22,702,608	26,373,520	2.5%

Office Equipment
Canon ADS	400,000	15,713,107	13,268,000	1.3%
Staples	400,000	9,422,170	8,184,000	0.8%
		25,135,277	21,452,000	2.1%

Publishing
John Wiley & Sons Class A	100,000	3,474,490	3,161,000	0.3%
McGraw-Hill	320,000	14,146,827	9,628,800	0.9%
		17,621,317	12,789,800	1.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

14   |   Annual Report     May 31, 2009

Amana Growth: Schedule of Investments

Common Stocks	Number of Shares	Tax Cost	Market Value	Percentage of Assets
Retail
Amazon.com¹	200,000	$13,707,061	$15,598,000	1.5%
American Eagle Outfitters	800,000	13,950,095	11,848,000	1.1%
Bed Bath & Beyond¹	150,000	5,956,294	4,216,500	0.4%
Best Buy	450,000	18,551,947	15,795,000	1.5%
Coach¹	500,000	14,564,225	13,135,000	1.3%
CVS/Caremark	550,000	17,912,895	16,390,000	1.6%
Google¹	36,000	12,142,802	15,020,280	1.4%
PetSmart	400,000	10,218,614	8,116,000	0.8%
		107,003,933	100,118,780	9.6%

Soap & Cleaning Preparants
Clorox	300,000	17,380,229	15,732,000	1.5%

Telecommunications
America Movil ADS	430,000	15,835,484	16,481,900	1.6%
American Tower¹	60,000	2,618,826	1,912,200	0.2%
China Mobile ADS	350,000	16,878,680	17,223,500	1.6%
Harris	500,000	16,514,775	15,540,000	1.5%
Harris Stratex Networks	124,209	965,302	595,582	0.1%
Rogers Communications	200,000	7,766,973	5,970,000	0.6%
Turkcell Iletisim Hizmetleri ADR	200,000	2,556,280	2,662,000	0.2%
		63,136,320	60,385,182	5.8%

Tools
Lincoln Electric Holdings	200,000	9,423,094	8,160,000	0.8%
Regal-Beloit	145,000	6,547,413	5,728,950	0.5%
		15,970,507	13,888,950	1.3%

Toys/Games
JAKKS Pacific¹	100,000	1,315,066	1,275,000	0.1%

Transportation
Canadian Pacific Railway	175,000	10,657,415	7,164,500	0.7%
LAN Airlines ADS	350,000	2,435,338	3,913,000	0.4%
Norfolk Southern	350,000	16,724,083	13,020,000	1.2%
United Parcel Service Class B	200,000	14,457,083	10,228,000	1.0%
		44,273,919	34,325,500	3.3%

Total investments		$922,936,326	882,017,260	84.3%
Other assets (net of liabilities)			164,863,431	15.7%
Total net assets			$1,046,880,691	100.0%
¹ Non-Income producing security ADS: American Depositary Share ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report     May 31, 2009   |  15

Amana Growth Fund

Statement of Assets and Liabilities
As of May 31, 2009

Assets
Investments in securities, at value (Cost $922,936,326)	$882,017,260
Cash	161,806,210
Receivable for Fund shares sold	3,064,070
Dividends/income receivable	1,751,939
Total assets		1,048,639,479
Liabilities
Payable to affiliates	1,037,781
Payable for Fund shares redeemed	628,647
Accrued expenses	92,360
Total liabilities		1,758,788
Net assets		$1,046,880,691

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$1,103,224,809
Accumulated net realized loss	(15,425,052)
Unrealized net depreciation on investments	(40,919,066)
Net assets applicable to Fund shares outstanding		$1,046,880,691

Fund shares outstanding		59,171,844

Net asset value, offering and redemption price per share		$17.69

Statement of Operations
Year ended May 31, 2009

Investment income
Dividends/Income (net of foreign taxes of $454,365)	$8,665,272
Miscellaneous income	1,825
Gross investment income		8,667,097
Expenses
Investment adviser and administration fees	6,921,460
Distribution fees	1,887,027
Shareowner servicing	518,357
Printing and postage	253,508
Professional fees	86,574
Trustee fees	81,690
Custodian fees	50,610
Other expenses	35,046
Filing and registration fees	32,237
Chief Compliance Officer expenses	31,158
Total gross expenses	9,897,667
Less custodian fees credits	(50,610)
Net expenses		9,847,057
Net investment loss		$(1,179,960)

Net realized gain (loss) on investments
Proceeds from sales	$38,639,519
Less cost of securities sold (based on identified cost)	54,064,571
Net realized loss on portfolio investments		(15,425,052)
Net change in unrealized appreciation (depreciation) on investments
End of year	(40,919,066)
Beginning of year	114,100,735
Net decrease in unrealized appreciation		(155,019,801)
Net loss on investments		(170,444,853)

Net decrease in net assets resulting from operations		$(171,624,813)

The accompanying notes are an integral part of these financial statements.

16   |   Annual Report     May 31, 2009

Amana Growth Fund

Statements of Changes in Net Assets	Year ended May 31, 2009	Year ended May 31, 2008
Increase (decrease) in net assets from operations:
From operations
Net investment loss	$(1,179,960)	$(2,452,482)
Net realized gain (loss) on investments	(15,425,052)	9,793,118
Net increase (decrease) in unrealized appreciation	(155,019,801)	11,932,757
Net increase (decrease) in net assets	(171,624,813)	19,273,393
Distributions to shareholders from
Capital gains distribution	(2,919,690)	(5,820,450)
Total distributions	(2,919,690)	(5,820,450)
Capital share transactions
Proceeds from sales of shares	710,116,075	408,482,475
Value of shares issued in reinvestment of dividends	2,836,911	5,764,765
Early redemption fees retained	227,453	83,811
Cost of shares redeemed	(250,252,820)	(183,533,295)
Net increase in net assets	462,927,619	230,797,756
Total increase (decrease) in net assets	288,383,116	244,250,699

Net assets
Beginning of year	758,497,575	514,246,876
End of year	$1,046,880,691	$758,497,575

Shares of the Fund sold and redeemed
Number of shares sold	41,164,464	18,030,130
Number of shares issued in reinvestment of dividends	176,096	250,642
Number of shares redeemed	(14,777,856)	(8,226,503)
Net increase in number of shares outstanding	26,562,704	10,054,269

Financial Highlights	For the year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2009	2008	2007	2006	2005
Net asset value at beginning of year	$23.26	$22.80	$18.76	$15.51	$12.34
Income from investment operations
Net investment income	(0.02)	(0.09)	(0.09)¹	(0.09)¹	(0.13)¹
Net gains (losses) on securities (both realized and unrealized)	(5.48)	0.75	4.13	3.34	3.30
Total from investment operations	(5.50)	0.66	4.04	3.25	3.17
Less distributions
Dividends (from net investment income)	-	-	-	-	-
Distributions (from capital gains)	(0.07)	(0.20)	-	-	-
Total distributions	(0.07)	(0.20)	-	-	-
Paid-in capital from early redemption fees	0.00²	0.00²	0.00²	0.00²	0.00²

Net asset value at end of year	$17.69	$23.26	$22.80	$18.76	$15.51

Total return	(23.63)%	2.91%	21.54%	20.95%	25.69%

Ratios / supplemental data
Net assets ($000), end of year	$1,046,881	$758,498	$514,247	$214,809	$53,874
Ratio of expenses to average net assets
Before custodian fee credits	1.31%	1.31%	1.36%	1.42%	1.66%
After custodian fee credits	1.30%	1.29%	1.36%	1.41%	1.65%
Ratio of net investment income (loss) after custodian fee credits to average net assets	(0.16)%	(0.39)%	(0.43)%	(0.51)%	(0.87)%
Portfolio turnover rate	6%	7%	9%	5%	2%
¹Calculated using average shares outstanding	²Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

Annual Report     May 31, 2009   |  17

Expenses (unaudited)

All mutual funds have operating expenses. As an Amana mutual fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. All mutual funds (unlike some other financial investments) only report their results after deduction of operating expenses.

With the Amana funds, unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. You do not incur redemption fees, exchange fees, or fees related to Saturna Individual Retirement Accounts. However, to discourage speculation, you may incur a 2% redemption fee for shares held less than 30 calendar days (90 calendar days effective October 1, 2009). You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the semi-annual period and held for six months (December 1, 2008 to May 31, 2009).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds also charge the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per domestic bank wire, $35 per international bank wire, or overnight courier delivery charges.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no fees on Saturna Capital IRAs, ESAs, or HSAs with the Amana Funds), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not have any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2008]	Ending Account Value [May 31, 2009]	Expenses Paid During Period	Annualized Expense Ratio
Income Fund
Actual	$1,000.00	$1,055.00	$6.97	1.36%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.15	$6.84	1.36%

Growth Fund
Actual	$1,000.00	$1,135.10	$7.13	1.34%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.25	$6.74	1.34%

Expenses are equal to annualized expense ratios indicated above (based on the most recent semi-annual period of December 1, 2008 through May 31, 2009), multiplied by the average account value over the period, multiplied by 182/365 to reflect the semi-annual period.

18   |   Annual Report     May 31, 2009

Notes To Financial Statements

Note 1 — Organization

Amana Mutual Funds Trust (the "Trust") was established under Indiana law as a Business Trust on July 26, 1984. The Trust is registered as a no-load, open-end, diversified series management investment company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Two portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The investment objective of the Income Fund is current income and preservation of capital. The Growth Fund began operations on February 3, 1994. The investment objective of the Growth Fund is long-term capital growth.

Note 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds.

Security valuation:

Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

Unlisted securities are valued using an independent pricing service, which determines valuations by using a matrix. For unlisted ADRs, this technique considers ADR ratios (the number of shares of the underlying security represented by an ADR certificate), underlying share trading on foreign exchanges, and input from news sources and depositary banks.

Other securities for which quotations are not readily available are valued at fair values as determined in good faith by or under the direction of the Board of Trustees.

The cost of securities is the same for accounting and Federal income tax purposes. Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Share valuation:

The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the NYSE is closed. The NAV is the offering and redemption price per share.

Fair value measurements:

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2009 in valuing the Funds' investments carried at value:

Income Fund
Level	Valuation Inputs	Investments in Securities
Level 1	Quoted Prices	$558,210,027
Level 2	Other Significant Observable Inputs	12,473,020
Level 3	Significant Unobservable Inputs	-
Total		$570,683,047

Growth Fund
Level	Valuation Inputs	Investments in Securities
Level 1	Quoted Prices	$882,017,260
Level 2	Other Significant Observable Inputs	-
Level 3	Significant Unobservable Inputs	-
Total		$882,017,260

In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds' financial statement disclosures.

Derivative instruments and hedging activities:

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Since the Funds do not own derivative instruments or participate in hedging activities the adoption of FAS 161 has no impact on the fund's financial statements and related disclosures.

Investment concentration:

The fundamental policies of the Funds prohibit earning interest, in accordance with Islamic principles (sharia). Consequently, cash is held in non-interest-bearing deposits with the Funds' custodian or other banks. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Statement of Accounting Standards No. 107 identifies these items as a concentration of credit risk, requiring disclosure regardless of the degree of risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This continuing process includes evaluation of other financial institutions providing investment company custody services. PNC Global Investment Servicing, the Funds' custodian, states that it is participating in the FDIC Transaction Account Guarantee Program. Under that program certain account types, including the Funds', are fully guaranteed by the FDIC for the entire amount in the account through December 31, 2009. The Funds cannot predict if the program will be extended.

Federal income taxes:

As qualified investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that they distribute all of their taxable income. It is the Funds' policy to meet

Annual Report     May 31, 2009   |  19

Notes To Financial Statements (continued)

the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareowners. Therefore, no Federal Income Tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the United States. This may result in temporary and permanent differences between tax basis and earnings reported for financial statement purposes. These reclassifications have no impact on the net asset value of the Funds, and are primarily attributable to certain differences in computation of distributable income and capital gains under Federal tax rules versus accounting principles generally accepted in the United States.

In June 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns. These positions must meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the relevant Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. The major tax authority for the Funds is the Internal Revenue Service. At May 31, 2009, four previous tax years are open: June 1, 2005 through May 31, 2009. The Funds have no examinations in progress. The Funds reviewed this tax year and concluded that the adoption of FIN 48 resulted in no effect on the Funds' financial positions or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end May 31, 2009. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. FIN 48 was adopted by the Funds on June 1, 2007.

Dividends and distributions to the shareowners:

Dividends from equity securities and distributions to shareowners, which are determined in accordance with income tax regulations, are recorded as income on the ex-dividend date. Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

Dividends and distributions are payable at the end of December and May. As a result of its investment strategy, the Growth Fund does not expect to pay income dividends. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. These reclassifications were due to overdistribution and a net investment loss.

Amana Income Fund		Amana Growth Fund
Undistributed net income	$(3)	$1,179,960
Accumulated gains (losses)	$3	$729
Paid in capital	$-	$(1,180,689)

Other:

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Funds are intended for long-term investment and do not permit rapid trading of their shares. To discourage speculation, shares held less than thirty calendar days (90 days starting October 1, 2009), including those held in omnibus accounts at intermediaries, may be assessed a 2% early-redemption fee (payable to the Fund) when redeemed. These fees are deducted from the redemption proceeds otherwise payable to the shareowner and retained by the Funds as paid-in capital and included in the daily NAV calculation. The Funds cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Note 3 — Transactions with Affiliated Persons

Under a contract approved annually by Amana's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services and facilities required to conduct Trust business. For such services, each Fund pays an advisory fee of 0.95% on the first $500 million of a fund's average daily net assets, 0.85% on the next $500 million, 0.75% on the next $500 million, and 0.65% on assets over $1.5 billion. For the year ended May 31, 2009, Income Fund and Growth Fund paid advisory fee expenses of $4,972,757 and $6,921,460, respectively. Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

Saturna Capital also acts as transfer agent for the Trust, for which it was paid $331,673 and $518,357 for the Income and Growth Fund, respectively, for the year ended May 31, 2009.

Saturna Brokerage Services, Inc. ("SBS"), a subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to 0.25% of the average net assets of the Funds. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the year ended May 31, 2009 Income Fund and Growth Fund paid $1,317,776 and $1,887,027 respectively, to SBS. SBS is the primary broker used to effect portfolio transactions for the Trust and currently executes portfolio transactions for the Trust for free (no commissions). Should any change occur in this policy, shareowners would be notified.

Trustee Nicholas Kaiser, who also serves as the president of the Trust, is a director and president of the Adviser. During the year ended May 31, 2009, the Independent Trustees were paid by the Trust, in arrears: (1) $1,000 per quarter, plus $500 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $500 for committee meetings not held in conjunction with a board meeting; plus (3) $500 per quarter for serving as chairman of the board or any committee. Beginning with the August 29, 2008 meeting, payment for attendance at a board meeting was increased to $1,000, and the payment for committee meetings not held with a Board meeting was reduced to $250. For the year ended May 31, 2009, the Trust incurred $51,500 of compensation expenses which is included in $135,796 of total expenses for the independent Trustees.

The other officers are paid by Saturna Capital, and not the Trust, except for Mr. James D. Winship, who is partially compensated by the Trust. Regulations require the Trust to designate a Chief Compliance Officer; Mr. Winship was retained by the Trust for the year ended May 31, 2009. For this period, the Income Fund and the Growth Fund incurred $19,199 and $31,158, respectively, of expenses for the Chief Compliance Officer.

On May 31, 2009, the trustees, officers, and their affiliates as a group owned 0.24% of the Income Fund's and 0.22% of the Growth Fund's outstanding shares.

20  |   Annual Report     May 31, 2009

Notes To Financial Statements (continued)

Note 4 — Distributions to Shareowners

The tax characteristics of distributions paid for the fiscal years ending May 31, 2009 and 2008 were as follows (note: short-term capital gains are considered ordinary income for tax purposes):

Income Fund	2009	2008
Ordinary income	$7,200,088	$2,408,828
Long-term capital gain¹	167,143	4,767,678
	$7,367,231	$7,176,506

Growth Fund	2009	2008
Ordinary income²	$ -	$ -
Long-term capital gain¹	2,919,690	5,820,450
	$2,919,690	$5,820,450

¹ Long-term capital gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

² By policy, the Growth Fund seeks to avoid paying income dividends.

The cost basis of investments for federal income tax purposes at May 31, 2009 were as follows:

	Income	Growth
Cost of investments	$623,924,689	$922,936,326
Gross unrealized appreciation	43,815,927	98,228,861
Gross unrealized depreciation	(97,057,569)	(139,147,927)
Net unrealized depreciation	$(53,241,642)	$(40,919,066)

As of May 31, 2009, the components of distributable earnings on a tax basis were as follows:

Income Fund
Net tax unrealized depreciation	$(53,241,642)
Undistributed net investment income	419,833
Accumulated net realized gain (loss)	(374,968)
Other accumulated gain (loss)	(10,216,602)
Total distributable earnings (loss)	(10,171,737)
Total accumulated earnings (loss)	$(63,413,379)

Growth Fund
Net tax unrealized depreciation	$(40,919,066)
Accumulated net realized gain (loss)	(5,052,143)
Other accumulated gain (loss)	(10,372,909)
Total distributable earnings (loss)	(15,425,052)
Total accumulated earnings (loss)	$(56,344,118)

Note 5 - Federal Income Taxes

At May 31, 2009 the Funds had the following capital loss carryforwards, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Income Fund	Growth Fund
Capital loss carryforwards (expiring 2017)	$374,968	$5,052,143
Post-October loss deferral	$10,216,602	$10,372,909

Note 6 - Investments

During the year ended May 31, 2009, the Funds purchased and sold the following amounts of securities.

	Purchases	Sales
Income Fund	$283,507,483	$23,087,938
Growth Fund	$389,621,674	$38,369,519

Note 7 - Custodian

Pursuant to an agreement dated July 29, 2008, the Funds changed their custodian during the fiscal year from National City Corporation to PNC Global Investment Servicing, a division of PNC Financial Service Group. Under the agreements in place with National City Bank and PNC Global Investment Servicing, custody fees are reduced by credits for cash balances. Such reduction amounted to $33,543 and $50,610 for the Income Fund and Growth Fund, respectively, for the year ended May 31, 2009.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Amana Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities of Amana Income Fund and Amana Growth Fund, each a series of Amana Mutual Funds Trust (the "Trust"), including the schedules of investments, as of May 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Amana Income Fund and Amana Growth Fund as of May 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
July 24, 2009

(graphic omitted)
Tait, Weller & Baker LLP

Annual Report     May 31, 2009   |  21

Trustees and Officers

Name (Age) and Address	Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
INDEPENDENT TRUSTEES
Talat M. Othman (73) 1300 North Shore Dr. Suite 7D Chicago, IL 60610	Chairman, Trustee (since 2001); Two	Chairman, Grove Financial, Inc. (financial services)	None
Iqbal Unus, PhD (65) 500 Grove Street Herndon, VA 22070	Trustee (since 1986); Two	Director, The International Islamic Forum for Science, Technology & Human Resources Development	None
Abdul Wahab (61) 11000 Wright Road Lynwood, CA 90262	Trustee (since 2005); Two	President, Wasatch Company (Manufacturer and distributor of linen supplies and apparel)	None
Abid Malik (51) 2317 NW Fawn Dr. Blue Springs, MO 98225	Trustee (since 2006); Two	CEO, eBanyan, Inc. (eCommerce software development)	None
Miles K. Davis, PhD (50) 40478 Tim Tam Ct. Leesburg, VA 20176	Trustee (since 2008); Two	Associate Professor of Management/Director of the Institute for Entrepreneurship, Shenandoah University	None
Herbert Grubel, Ph.D. (76) 125 West Second St. Apt. 1202 North Vancouver, BC Canada V7M 1C5	Trustee (since 2008); Eight	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	Saturna Investment Trust
Salim Manzar (50) 29 Monterey Dr. Princeton Junction, NJ 08550	Trustee (since 2008); Two	Executive Director, Princeton Advisory Group, LLC (financial advisory services)	None
INTERESTED TRUSTEE
Nicholas F. Kaiser, CFA (63) 1300 N. State Street Bellingham, WA 98225	President and Trustee¹ (since 1989); Eight	President, Saturna Capital Corporation (the Trust's investment adviser)	Saturna Investment Trust
OFFICERS WHO ARE NOT TRUSTEES
Monem A. Salam, MBA (37) 1300 N. State Street Bellingham, WA 98225	Vice President¹ (since 2003); N/A	Director of Islamic Investing, Saturna Capital Corporation	N/A
Christopher R. Fankhauser (37) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ (since 2002); N/A	Chief Operations Officer, Saturna Capital Corporation	N/A
Ethel B. Bartolome (36) 1300 N. State Street Bellingham, WA 98225	Secretary¹ (since 2003); N/A	Corporate Administrator, Saturna Capital Corporation	N/A
James D. Winship, JD, MBA (61) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ (since 2004); N/A	Attorney; Chief Compliance Officer, Saturna Captial and Funds; General Counsel, Saturna Capital	N/A

Term of Office: Trustees serve for the lifetime of the Trust or until death, resignation, removal, or non re-election by the shareowners. Officers serve one-year terms subject to annual reappointment by the Trustees.

Amana's Statement of Additional Information, available without charge by calling Saturna Capital at 800/SATURNA, includes additional information about Trustees. As of May 31, 2009, officers and trustees (plus affiliated entities, such as Saturna Capital Corporation), as a group, owned 0.24% and 0.22% of the outstanding shares of the Income Fund and the Growth Fund, respectively.

During the year ended May 31, 2009, the Independent Trustees were paid by the Trust, in arrears: (1) $1,000 per quarter, plus $500 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $500 for committee meetings not held in conjunction with a board meeting; plus (3) $500 per quarter for serving as chairman of the board or any committee. Beginning with the August 29, 2008 meeting, payment for attendance at a board meeting was increased to $1,000, and the payment for committee meetings not held with a Board meeting was reduced to $250.

Mr. Kaiser is an Interested Trustee by reason of his positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Trust's portfolios. He is paid by Saturna Capital a salary, plus a bonus for each month an Amana portfolio earns a 4 or 5 star rating from Morningstar (see pages 2 and 4). The Officers are paid by Saturna Capital Corporation and not the Trust, except for the Chief Compliance Officer, a portion of whose compensation is paid by the Trust. As of May 31, 2009, all Saturna Capital employees listed above as Officers owned shares in each of the Amana funds, with Mr. Kaiser owning (directly or indirectly) more than $1,500,000.

¹Holds the same position with Saturna Investment Trust.

22  |   Annual Report     May 31, 2009

Availability of Amana Portfolio Information

  The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Funds' Forms N-Q are available on the SEC's website at www.sec.gov.
  The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.
  The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement

At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. To that end, we want to ensure that we protect the confidentiality of any personal information you share with us.

We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. We may disclose this information to an affiliated party to process transactions that you direct. We may use an agent for the purpose of mailing account statements, shareholder reports and other information about our products and services to you, in which case we may provide information, such as your name and address, to the agent solely for that purpose. We contractually require any service providers to protect the confidentiality of your information and to use the information only for the purposes for which you provided it.

We maintain our own technology resources to minimize the use of outside service providers. Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with regulations to guard your personal information. Please be assured that except as described above, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 1-888/73-AMANA.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements, when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 888/73-AMANA or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 888/73-AMANA or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Annual Report     May 31, 2009   |  23

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Trust's portfolios and handles daily operations under supervision of Amana's Board of Trustees.

This report is for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.

Investment Adviser and Administrator	Saturna Capital Corporation Bellingham, WA
Custodian	PNC Global Investment Servicing Philadelphia, PA
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA
Legal Counsel	K & L Gates LLP Washington, DC

1300 N. State Street
Bellingham, WA 982251-800/728-8762
Daily prices at 1-888/73-AMANA
www.amanafunds.com

2. Code of Ethics

Registrant has adopted a code of ethics, which is posted on the Fund's Internet website at www.amanafunds.com. Requests may also be made via telephone at 1-800/728-8762, and will be processed within one business day of receiving such request.

3. Audit Committee Financial Expert

(a)(1)(i) The Trustees of Amana Mutual Funds Trust determined, at their quarterly meeting of June 12, 2003, that the Trust has at least one audit committee financial expert serving on its audit committee.

(a)(2) Mr. Samir Salah, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

4. Principal Accountant Fees and Services

(a) Audit Fees
For the fiscal years ending May 31, 2008 and 2009, the aggregate audit fees billed for professional services rendered by the principal accountant were $30,500 and $34,000, respectively.

(b) Audit-Related Fees
There were no audit-related fees billed by the principal accountant for the fiscal years ending May 31, 2008 and 2009.

(c) Tax Fees
For the fiscal years ending May 31, 2008 and 2009, the aggregate tax fees billed for professional tax preparation services rendered by the principal accountant were $5,500 and $6,000 respectively.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2008 and 2009.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Amana Mutual Funds Trust Audit Committee Charter:

D. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e)(2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate nonaudit fees
For the fiscal years ending May 31, 2008 and 2009, the aggregate nonaudit fees billed for professional tax preparation services rendered by the principal accountant to Amana Mutual Funds Trust were $5,500 and $6,000 respectively. For the fiscal years ending June 30, 2008 and 2009, the aggregate nonaudit fees billed for professional tax preparation services rendered by the principal accountant to Saturna Capital Corporation (and subsidiary), the investment adviser and distributor for Amana Mutual Funds Trust, were not material and not specified separately.

(h) Not applicable.

5. Audit Committee of Listed Registrants

Not applicable.

6. Investments

The schedule of Investments is fully answered in Item 1.

7. Disclosure of Proxy Voting Policies and Procedured for Closed-End Management Investment Companies

Not applicable.

8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

10. Submission of Matters to a Vote of Security Holders

Not applicable.

11. Controls and Procedures

Internal control over financial reporting is under the supervision of the principal executive and financial officers. On July 24, 2009, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

12. Exhibits

(a)(1) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:

/s/ Nicholas Kaiser
President
July 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser
President
July 24, 2009

By:

/s/ Christopher Fankhauser
Treasurer
July 24, 2009